Quarterly Holdings Report
for
Fidelity Freedom® Blend 2015 Fund
June 30, 2024
FBF-Y15-NPRT1-0824
1.9892465.105
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% 7/25/24 (b) (Cost $358,737)	360,000	358,744

Domestic Equity Funds - 20.2%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	516,768	10,206,176
Fidelity Series Commodity Strategy Fund (c)	18,733	1,822,141
Fidelity Series Large Cap Growth Index Fund (c)	284,405	6,564,061
Fidelity Series Large Cap Stock Fund (c)	290,866	6,672,457
Fidelity Series Large Cap Value Index Fund (c)	761,322	11,929,915
Fidelity Series Small Cap Core Fund (c)	20,760	239,157
Fidelity Series Small Cap Opportunities Fund (c)	145,978	2,180,909
Fidelity Series Value Discovery Fund (c)	287,793	4,403,229
TOTAL DOMESTIC EQUITY FUNDS (Cost $31,131,300)		44,018,045

International Equity Funds - 19.8%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	164,382	2,480,523
Fidelity Series Emerging Markets Fund (c)	342,637	3,155,689
Fidelity Series Emerging Markets Opportunities Fund (c)	670,705	12,615,954
Fidelity Series International Growth Fund (c)	348,756	6,389,207
Fidelity Series International Index Fund (c)	193,988	2,407,391
Fidelity Series International Small Cap Fund (c)	183,355	3,126,210
Fidelity Series International Value Fund (c)	509,716	6,442,807
Fidelity Series Overseas Fund (c)	454,699	6,397,617
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $35,162,016)		43,015,398

Bond Funds - 54.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,166,802	20,974,640
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	1,384,848	10,566,393
Fidelity Series Corporate Bond Fund (c)	1,499,536	13,705,762
Fidelity Series Emerging Markets Debt Fund (c)	144,710	1,130,186
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	39,600	350,464
Fidelity Series Floating Rate High Income Fund (c)	22,670	203,573
Fidelity Series Government Bond Index Fund (c)	2,317,043	20,946,069
Fidelity Series High Income Fund (c)	135,455	1,140,534
Fidelity Series International Developed Markets Bond Index Fund (c)	1,004,671	8,589,935
Fidelity Series Investment Grade Bond Fund (c)	2,083,055	20,580,586
Fidelity Series Investment Grade Securitized Fund (c)	1,519,089	13,352,792
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,276,541	7,008,207
Fidelity Series Real Estate Income Fund (c)	21,990	213,080
TOTAL BOND FUNDS (Cost $133,979,815)		118,762,221

Short-Term Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	301,441	301,501
Fidelity Series Government Money Market Fund 5.42% (c)(e)	2,318,169	2,318,169
Fidelity Series Short-Term Credit Fund (c)	180,053	1,777,120
Fidelity Series Treasury Bill Index Fund (c)	693,325	6,884,718
TOTAL SHORT-TERM FUNDS (Cost $11,311,607)		11,281,508

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $211,943,475)	217,435,916
NET OTHER ASSETS (LIABILITIES) - 0.0%	(40,389)
NET ASSETS - 100.0%	217,395,527

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	9	Sep 2024	489,690	(310)	(310)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	76	Sep 2024	8,358,813	52,925	52,925
CBOT 5-Year U.S. Treasury Note Contracts (United States)	46	Sep 2024	4,902,594	24,229	24,229

TOTAL TREASURY CONTRACTS					77,154

TOTAL PURCHASED					76,844

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	9	Sep 2024	2,484,675	(5,382)	(5,382)

TOTAL FUTURES CONTRACTS					71,462
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $343,796.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	238,427	1,045,913	982,837	3,460	(2)	-	301,501	0.0%
Total	238,427	1,045,913	982,837	3,460	(2)	-	301,501

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	19,855,649	2,256,067	1,408,659	10,520	3,407	268,176	20,974,640
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	10,670,718	687,955	829,200	4,214	(41,408)	78,328	10,566,393
Fidelity Series Blue Chip Growth Fund	9,648,890	640,140	953,436	-	69,099	801,483	10,206,176
Fidelity Series Canada Fund	2,535,902	220,346	237,341	-	5,866	(44,250)	2,480,523
Fidelity Series Commodity Strategy Fund	1,374,459	570,489	158,932	-	(39,277)	75,402	1,822,141
Fidelity Series Corporate Bond Fund	13,839,154	1,092,494	1,102,634	152,914	(20,844)	(102,408)	13,705,762
Fidelity Series Emerging Markets Debt Fund	1,121,730	94,447	78,560	16,693	(3,008)	(4,423)	1,130,186
Fidelity Series Emerging Markets Debt Local Currency Fund	356,253	19,792	19,997	-	(1,665)	(3,919)	350,464
Fidelity Series Emerging Markets Fund	3,141,819	208,192	352,689	-	(2,113)	160,480	3,155,689
Fidelity Series Emerging Markets Opportunities Fund	12,610,666	801,949	1,464,357	-	(41,552)	709,248	12,615,954
Fidelity Series Floating Rate High Income Fund	200,725	18,692	14,284	4,554	(42)	(1,518)	203,573
Fidelity Series Government Bond Index Fund	20,277,484	2,149,661	1,369,991	168,248	(13,553)	(97,532)	20,946,069
Fidelity Series Government Money Market Fund 5.42%	2,358,144	171,958	211,933	30,960	-	-	2,318,169
Fidelity Series High Income Fund	1,129,048	93,932	77,131	17,593	(3,026)	(2,289)	1,140,534
Fidelity Series International Developed Markets Bond Index Fund	8,352,126	983,898	571,043	99,250	(9,581)	(165,465)	8,589,935
Fidelity Series International Growth Fund	6,362,083	660,018	530,654	-	(2,317)	(99,923)	6,389,207
Fidelity Series International Index Fund	2,408,706	211,241	205,052	-	956	(8,460)	2,407,391
Fidelity Series International Small Cap Fund	3,213,216	211,958	214,250	-	5,744	(90,458)	3,126,210
Fidelity Series International Value Fund	6,392,674	537,577	512,072	-	19,678	4,950	6,442,807
Fidelity Series Investment Grade Bond Fund	20,408,624	1,740,818	1,424,073	217,709	(11,237)	(133,546)	20,580,586
Fidelity Series Investment Grade Securitized Fund	13,429,737	1,035,276	1,018,526	142,338	(74,725)	(18,970)	13,352,792
Fidelity Series Large Cap Growth Index Fund	6,111,129	413,048	450,767	10,775	(884)	491,535	6,564,061
Fidelity Series Large Cap Stock Fund	6,476,908	462,391	564,480	-	43,304	254,334	6,672,457
Fidelity Series Large Cap Value Index Fund	11,576,134	1,362,928	762,936	-	13,367	(259,578)	11,929,915
Fidelity Series Long-Term Treasury Bond Index Fund	8,131,904	636,445	1,554,595	62,137	(793,900)	588,353	7,008,207
Fidelity Series Overseas Fund	6,377,093	608,879	589,216	-	1,022	(161)	6,397,617
Fidelity Series Real Estate Income Fund	209,754	17,420	14,287	3,280	40	153	213,080
Fidelity Series Short-Term Credit Fund	1,729,330	187,184	143,017	17,071	(198)	3,821	1,777,120
Fidelity Series Small Cap Core Fund	102,684	191,249	54,577	1,072	(1,576)	1,377	239,157
Fidelity Series Small Cap Opportunities Fund	2,865,059	122,278	740,891	-	53,648	(119,185)	2,180,909
Fidelity Series Treasury Bill Index Fund	7,234,128	795,882	1,145,293	86,668	(5,163)	5,164	6,884,718
Fidelity Series Value Discovery Fund	4,276,865	552,882	282,307	-	1,262	(145,473)	4,403,229
	214,778,795	19,757,486	19,057,180	1,045,996	(848,676)	2,145,246	216,775,671

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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